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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Novoste Corporation Employee Stock Purchase Plan of our report dated January 29, 2001 with respect to the consolidated financial statements of Novoste Corporation included in its Annual Report (Form 10-K) for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

                                                         /s/ Ernst & Young LLP

November 29, 2001
Atlanta, Georgia

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